UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2010

HYATT HOTELS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34521	20-1480589
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

71 South Wacker Drive, 12th Floor, Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 750-1234

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01:	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 9, 2010, the Compensation Committee of the board of directors (the “Board”) of Hyatt Hotels Corporation (the “Company”) approved an amendment to the Company’s Non-Employee Director Compensation Program (the “Program”) to modify the stock ownership guidelines set forth therein for non-employee directors. This amendment was made to conform the stock ownership guidelines set forth in the Program with the stock ownership guidelines for non-management directors set forth in the Company’s Corporate Governance Guidelines.

The Company’s Corporate Governance Guidelines provide that each non-management director must accumulate and own, directly or indirectly, at least $150,000 worth of the Company’s common stock (or common stock equivalents held under the Deferred Compensation Plan for directors) at all times during his or her tenure on the Board. Non-employee directors serving at the time of the Company’s November 2009 initial public offering (“IPO”) have up to three (3) years to meet this ownership requirement. Any new non-management directors following the IPO will have up to five (5) years to meet this ownership requirement. If the market value of a non-management director’s stock falls below $150,000 (following the relevant accumulation period), such director will not be permitted to sell any of the Company’s common stock until the market value once again exceeds $150,000 (other than in connection with a change of control transaction).

This description of the Program is qualified in its entirety by reference to the complete text of the Amended and Restated Summary of Non-Employee Director Compensation (June 2010) attached as Exhibit 10.1 to this Form 8-K and incorporated herein by reference.

ITEM 5.07:	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Company’s 2010 annual meeting of stockholders (the “Annual Meeting”) was held on June 9, 2010. A summary of the matters voted on at the Annual Meeting by the Company’s stockholders is set forth below.

1.	The Company’s stockholders elected each of the following directors to serve until the Company’s 2013 annual meeting of stockholders and until their respective successors have been duly elected and qualified by the following votes:

NOMINEE	FOR	WITHHELD	BROKER NON-VOTES
Bernard W. Aronson	1,328,729,262	603,652	985,148
Mark S. Hoplamazian	1,317,226,773	12,106,141	985,148
Penny Pritzker	1,316,391,224	12,941,690	985,148
Michael A. Rocca	1,328,891,020	441,894	985,148

2.	The Company’s stockholders ratified the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for fiscal year 2010 by the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
1,330,183,934	127,351	6,777	0

3.	The Company’s stockholders approved the Hyatt Hotels Corporation Employee Stock Purchase Plan by the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
1,329,294,362	10,965	27,587	985,148

ITEM 9.01:	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

10.1	Hyatt Hotels Corporation Amended and Restated Summary of Non-Employee Director Compensation (June 2010)

10.2	Hyatt Hotels Corporation Employee Stock Purchase Plan (incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A (File No. 001-34521) filed with the Securities and Exchange Commission on April 21, 2010)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hyatt Hotels Corporation

By:	/s/ Harmit J. Singh
Harmit J. Singh
Chief Financial Officer

Date: June 11, 2010

INDEX TO EXHIBITS

Exhibit Number	Description

10.1	Hyatt Hotels Corporation Amended and Restated Summary of Non-Employee Director Compensation (June 2010)

10.2	Hyatt Hotels Corporation Employee Stock Purchase Plan (incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A (File No. 001-34521) filed with the Securities and Exchange Commission on April 21, 2010)